SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	Commission File Number:
March 24, 2004	0-50509

FALCON FINANCIAL INVESTMENT TRUST (Exact name of registrant as specified in its charter)

Maryland	57-6208172
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

15 Commerce Road Stamford, CT 06902 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 967-0000

(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition.

On March 24, 2004, Falcon Financial Investment Trust issued a press release to announce its financial results for the quarter ended December 31, 2003 and to report certain recent developments. A copy of the press release is being furnished as exhibit 99.1 to this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FALCON FINANCIAL INVESTMENT TRUST

Date: March 24, 2004	By: /s/ David A. Karp
David A. Karp President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release, dated March 24, 2004, announcing the financial results for the quarter ended December 31, 2003 and certain recent developments.